COMMITMENTS AND CONTINGENCIES - Purchase Commitments (Details) - Dec. 31, 2022 - Purchase Commitment [Member] - Schedule of outstanding purchase commitments in relation to bandwidth and cabinet capacity
¥ in Thousands, $ in Thousands
	CNY (¥)	USD ($)
COMMITMENTS AND CONTINGENCIES
2023	¥ 1,075,436	$ 155,924
2024	439,850	63,772
2025	221,724	32,147
2026	209,410	30,362
2027	36,746	5,328
2028 and thereafter	49,577	7,188
Commitments to purchase	¥ 2,032,743	$ 294,721